UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 26, 2012

ELIZABETH ARDEN, INC.

(Exact name of registrant as specified in its charter)

Florida	1-6370	59-0914138

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 S.W. 145 Avenue, Miramar, Florida	33027

(Address of principal executive offices	(Zip Code)

Registrant's telephone number, including area code:	(954) 364-6900

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

          On March 26, 2012, Elizabeth Arden, Inc. (the "Company") hosted a meeting with "sell-side" research analysts to discuss the Elizabeth Arden brand repositioning. The Company presented its new brand strategy, including, the new brand packaging, messaging and advertising. In addition, the Company discussed the roll-out of the Elizabeth Arden brand repositioning to approximately 50 flagship prestige accounts throughout the world, including new fixturing and advertising visuals and upgraded product lines and packaging, as well as the replenishment to all of the Company's other prestige accounts with upgraded product lines and packaging, substantially commencing in the first quarter of fiscal 2013. In response to a question, the Company confirmed its current guidance for fiscal 2012, which is set forth in its earnings press release issued on February 2, 2012.

          This Current Report on Form 8-K is being furnished solely to satisfy the requirements of Regulation FD in light of the inadvertent disclosure made during the March 26, 2012, meeting. The information under this Item 7.01 in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, unless specifically identified therein as being incorporated by reference.

          The furnishing of information under this Item 7.01 in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company that the information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

          This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the safe harbor provisions of the federal securities laws. Important factors that could cause results to differ from these forward-looking statements include, but are not limited to, those discussed (i) in the "Risk Factors" section of the Company's Form 10-K for the fiscal year ended June 30, 2011; (ii) under the heading "Cautionary Note Regarding Forward-Looking Information and Factors that May Affect Future Results" in the Management's Discussion and Analysis section of its Form 10-Q for the second quarter ended December 31, 2011, and (iii) in its earnings press release issued on February 2, 2012.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELIZABETH ARDEN, INC.

Date: March 26, 2012	/s/Marcey Becker

Marcey Becker Senior Vice President, Finance and Corporate Development